UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8 - K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 2002


                              The Classica Group, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        NEW YORK                   0-19721                      13-3413467
(STATE OR JURISDICTION           (COMMISSION                  (IRS EMPLOYER
   OF INCORPORATION)             FILE NUMBER)               IDENTIFICATION NO.)


   1835 SWARTHMORE AVE, LAKEWOOD, NEW JERSEY                   08701
   (Address of principal executive offices)                 (zip code)



       Registrant's telephone number, including area code: (732) 363-3800

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         a. On December 31, 2002 ("the closing date"), The Classica Group, Inc.'s wholly owned subsidiary Cucina Classica Italiana, Inc. ("CCI") divested its Galbani(R) brand cheese and meat products importing and distribution business segment to Atalanta Corporation, a New York Corporation with offices at Atalanta Plaza, Elizabeth, New Jersey 07206 ("Atalanta"). CCI previously sold its domestic grated, shredded and dry cheese processing and distribution business segment to Tipico Products Company, Inc. ("Tipico"), an affiliate of Atalanta.

The nature and amount of the consideration received was:

         Cash                                                    $   980,394.88
         Assumption by Atalanta of a portion of the Trade
          Account Payable due to S.p.A. Egidio Galbani
          from CCI                                                   300,000.00
                                                                  --------------

         Total Consideration                                     $ 1,280,394.88
                                                                  ==============


The amount of the consideration was determined through arms length negotiations between the parties.

There was no material relationship between Atalanta, Tipico, and The Classica Group, Inc. or any of its affiliates, any director or officer of The Classica Group, Inc., or any associate of any such director or officer.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

b.       Pro Forma Financial Information.

                    THE CLASSICA GROUP, INC. AND SUBSIDIARIES
                Pro Forma Consolidated Balance Sheet (Unaudited)
                               September 30, 2002

                                     ASSETS
                                  ------------
Current Assets:

          Cash and cash equivalents                                   $ 361,208

          Accounts receivable                                             7,148

          Inventories                                                   252,039

          Prepaid expenses and other current assets                      88,959
                                                                   -------------

               Total current assets                                     709,354

Property and equipment, net                                             447,731

Intangible assets, net                                                1,448,840

Other assets                                                             38,857
                                                                   -------------

          TOTAL   ASSETS                                            $ 2,644,782
                                                                   =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                   LIABILITIES

Current Liabilities:
          Accounts payable                                            $ 243,534

          Accrued expenses                                               14,107
                                                                   -------------

          Total current liabilities                                     257,641
                                                                   -------------

                              STOCKHOLDERS' EQUITY

Preferred stock
          Class A participating convertible preferred shares, $1 par value, stated at liquidation value, authorized 200 shares of
          which 16.5 shares are issued and outstanding.                 397,898

Common stock
          Par value $.001 - 25,000,000 shares authorized, 3,816,594
          issued and outstanding                                          3,816

Additional paid-in-capital                                            4,772,162

Accumulated deficit                                                  (2,786,735)
                                                                   -------------

          Total Stockholders' Equity                                  2,387,141
                                                                   -------------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 2,644,782
                                                                   =============

      All of the assets and liabilities of Cucina Classica Italiana, Inc.
                have been removed from this pro forma statement.


                    THE CLASSICA GROUP, INC. AND SUBSIDIARIES
                 Pro Forma Consolidating Statement of Operations
               For the Nine Month Period Ended September 30, 2002
                        (Unaudited) (See footnote below)

                  Consolidated      Cucina          Classica            The
                  September 30,    Classica         Microwave         Classica
                      2002         Italiana       Technologies         Group
                 ---------------------------------------------------------------

Net revenue        $ 42,487           $  -          $  30,114        $ 12,373

Cost of sales             -              -                  -
                 ---------------------------------------------------------------

Gross profit         42,487              -             30,114          12,373


Selling, general
 and administrative
 expenses           978,169              -            444,834         533,335
                 ---------------------------------------------------------------

Income (loss)
 from operations   (935,682)             -          (414,720)        (520,962)


Interest
 expense-net              -              -                 -                -
                 ---------------------------------------------------------------

Net loss           (935,682)           $ -        $ (414,720)      $ (520,962)
                 ===============================================================

     All of the activites of Cucina Classica Italiana, Inc. have been removed from this pro forma statement. $60,000 of on-going Parent Company costs that were allocated to the subsidiary have been reallocated to Selling, General, and Administrative Expenses of the Parent Company.


                    THE CLASSICA GROUP, INC. AND SUBSIDIARIES
                 Pro Forma Consolidating Statement of Operations
                      For the Year Ended December 31, 2001
                        (Unaudited) (See footnote below)

                  Consolidated      Cucina          Classica            The
                  September 30,    Classica         Microwave         Classica
                      2002         Italiana       Technologies         Group
                 ---------------------------------------------------------------
Net revenue        $ 38,382            $ -            $ 443           $ 37,939

Cost of sales             -              -                -                  -
                 ---------------------------------------------------------------

Gross profit         38,382              -              443             37,939

Selling, general
 and administrative
 expenses           632,284              -          118,693             513,591
                 ---------------------------------------------------------------

Income (loss)
 from operations   (593,902)             -         (118,250)           (475,652)

Interest
 expense-net              -              -                -                   -
                 ---------------------------------------------------------------

Income (loss)
continuing
operations         (593,902)           $ -       $ (118,250)         $ (475,652)
                               =================================================
Discontinued
 Operations

   Loss from
   operation of
   business
   segment         (179,074)

   Loss from
   disposal of
   business
   segment         (728,494)

                 --------------

Net loss       $ (1,501,470)
                 ==============

     All of the activites of Cucina Classica Italiana, Inc. have been removed from this pro forma statement. $80,000 of on-going Parent Company costs that were allocated to the subsidiary have been reallocated to Selling, General, and Administrative Expenses of the Parent Company.












c.       Exhibits

                Exhibit 10.1 Agreement with Atalanta for the sale of the import cheese business.

                Exhibit 10.2 Agreement with Tipico for the sale of the domestic cheese business.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized




                                            THE CLASSICA GROUP, INC.
                                            --------------------
                                                (Registrant)




Date:    JANUARY 9, 2003                    By:/s/ Scott G. Halperin
                                               ---------------------
                                                   Scott G. Halperin
                                                   Chairman and
                                                   Chief Executive Officer



         JANUARY 9, 2003                    By:/s/ Bernard F. Lillis, Jr.
                                              ---------------------------
                                                   Bernard F. Lillis, Jr.
                                                   Chief Financial Officer and
                                                   Chief Administrative Officer